MERRILL LYNCH GLOBAL VALUE FUND, INC.

Supplement dated September 2, 2003 to the
Prospectus dated April 17, 2003


The section in the prospectus captioned "About the Portfolio Manager" appearing on page 9 is amended as follows:

The description of the Fund's portfolio managers is deleted and the following description is inserted below the heading:

Walid Kassem, Jacqueline A. Bell and Lawrence Berman are the
Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio.

Walid Kassem has been the Fund's co-portfolio manager since
2002.  Mr. Kassem  has been a Managing Director of Merrill Lynch
Investment Managers since 1998 and was a Vice President thereof from 1996 too 1998.

Jacqueline A. Bell has been the Fund's co-portfolio manager since 2003. Ms. Bell is a Managing Director of Merrill Lynch Investment Managers and has been an equity analyst, including a senior analyst with the Fund, since 1996.

Lawrence Berman has been the Fund's co-portfolio manager since
2003. Mr. Berman is a Vice President of Merrill Lynch Investment Managers and has been an equity analyst, including a senior analyst with the Fund, since 1996.





Code # 19001-0403SUP